Exhibit 99.2

PHYSIOMETRIX, INC.

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

This Common Stock and Warrant Purchase Agreement1(this “Agreement”) is made and entered into as of December 2, 2003, by and among PHYSIOMETRIX, Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on Exhibit A attached hereto (collectively, the “Purchasers” and individually, a “Purchaser”).

RECITALS

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) on the terms and conditions set forth in this Agreement; and

WHEREAS, the Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              AGREEMENT TO PURCHASE AND SELL STOCK.

(a)          Authorization.  The Company’s Board of Directors has authorized the issuance, pursuant to the terms and conditions of this Agreement, of up to 4,957,487 shares of Common Stock (the “Purchased Shares”) and warrants, in substantially the forms attached hereto as Exhibit B-1 and Exhibit B-2 (the “A Warrants” and “B Warrants” respectively, and collectively the “Warrants”), for the purchase of up to an aggregate of 4,957,488 shares of Common Stock (the “Warrant Shares”).

(b)         Agreement to Purchase and Sell Purchased Shares.  Subject to the terms and conditions of this Agreement, each Purchaser severally agrees to purchase, and the Company agrees to sell and issue to each Purchaser, at the Closing (as defined in Section 2 below), that number of Purchased Shares set forth opposite such Purchaser’s name on Exhibit A attached hereto.  Notwithstanding the foregoing, in the event that a proposed purchase by any Purchaser of the Purchased Shares causes such Purchaser’s “beneficial ownership” (as such term is defined in Rules 13d-3 and 13d-5 of the Securities Exchange Act of 1934, as amended) to exceed twenty percent (20%) or more of either (i) the outstanding shares of the Company’s Common Stock (the “Outstanding Shares”), or (ii) the combined voting power of the outstanding voting securities of the Company (the “Outstanding Voting Shares”), the number of Purchased Shares to be purchased by such Purchaser pursuant to this Agreement shall be reduced to a number of Purchased Shares that will result in the Purchaser’s beneficial ownership being less than 20% of the Outstanding Shares and the Outstanding Voting Shares, and Exhibit A will be adjusted accordingly.  The purchase price of each Purchased Share (the “Purchase Price”) shall be equal to $1.65 per share.  The Company’s agreement with each Purchaser is a separate agreement, and the issuance of the Purchased Shares to each Purchaser is a separate issuance.

(c)          Agreement to Purchase and Sell Warrants. At the Closing, the Company shall issue to each Purchaser an A Warrant to purchase up to the number of Warrant Shares equal to an aggregate of fifty percent (50%) of the number of Purchased Shares purchased by such Purchaser pursuant to Section 1(b) of this Agreement, and a B Warrant, to purchase up to the number of Warrant Shares equal to an aggregate of fifty percent (50%) of the number of Purchased Shares purchased by such Purchaser pursuant to Section 1(b) of this Agreement.  The A Warrants shall be exercisable at a price per share equal to $1.82, being one hundred ten percent (110%) of the Purchase Price, and the B Warrants shall be exercisable at a price per share equal to $2.48, being one hundred fifty percent (150%) of the Purchase Price.  Each of the A Warrants and the B Warrants shall issued in exchange for payment of a warrant purchase price of $0.001 per Warrant Share issuable upon exercise thereof (the “Warrant Purchase Price”).  The Company’s agreement with each Purchaser is a separate agreement, and the issuance of the A Warrant and B Warrant to each Purchaser is a separate issuance.

(d)         Use of Proceeds.  The Company intends to apply the net proceeds from the sale of the Purchased Shares for general corporate purposes.

2.              CLOSING.  The purchase and sale of the Purchased Shares and the Warrants shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California, at 10:00 a.m. California time, on Friday, December 5, 2003, or at such other time and place as the Company and Purchasers that represent at least a majority of the Purchased Shares mutually agree upon (which time and place are referred to in this Agreement as the “Closing”).  At the Closing, the Company shall authorize its transfer agent to issue to each Purchaser, against delivery of payment for the Purchased Shares by wire transfer of immediate available funds in accordance with the Company’s instructions, (i) one or more stock certificates (the “Certificates”) registered in the name of each Purchaser (or in such nominee name(s) as designated by such Purchaser in the Stock Certificate Questionnaire attached hereto as Appendix I), representing the number of Purchased Shares set forth opposite the appropriate Purchaser’s name on Exhibit A hereto, and bearing the legend set forth in Section 4(j) herein, and (ii) an executed A Warrant to purchase up to the number of Warrant Shares equal to fifty percent (50%) of the number of Purchased Shares purchased by such Purchaser in such Closing, and (iii) an executed B Warrant to purchase up to the number of Warrant Shares equal to fifty percent (50%) of the number of Purchased Shares purchased by such Purchaser in such Closing.  Closing documents may be delivered by facsimile with original signature pages sent by overnight courier.  The date of the Closing is referred to herein as the Closing Date.

3.              REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby represents and warrants to each Purchaser that the statements in this Section 3 are true and correct, except as set forth in the SEC Documents (as defined below) or in the Disclosure Letter on Exhibit C attached hereto delivered to the Purchasers concurrently herewith:

(a)          Organization Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority required to (i) carry on its business as presently conducted and (ii) enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby.  The Company is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means a material adverse effect on, or a material adverse change in, or a group of such effects on or changes in, the business, operations, prospects, financial condition, results of operations, assets or liabilities of the Company and its subsidiaries.

(b)         Capitalization.  The capitalization of the Company, without listing the Purchased Shares or the Warrants to be issued pursuant to this Agreement, was as follows as of October 29, 2003:

(i)             The authorized capital stock of the Company consisted of 50,000,000 shares of Common Stock and 10,000,000 million shares of Preferred Stock.

(ii)          The issued and outstanding capital stock of the Company consisted of 8,422,994 shares of Common Stock.  No shares of Preferred Stock were designated in a class or series and no shares of Preferred Stock were issued or outstanding.  The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

(iii)       The Company had 924,644 shares of Common Stock reserved for issuance upon exercise of outstanding options granted under the Company’s 1991 Incentive Stock Plan (the “1991 Stock Plan”).  An additional 77,678 shares were available for future option grants under the 1991 Stock Plan.

(iv)      The Company had 95,000 shares of Common Stock reserved for issuance upon exercise of outstanding options granted under the Company’s 1996 Director Option Plan (the “Director Plan”).  An additional 33,124 shares were available for future option grants under the Director Plan.

(v)         The Company had 1,500 shares of Common Stock reserved for issuance upon exercise of outstanding options granted under the Company’s 2000 Supplemental Stock Plan (the “2000 Stock Plan”).   An additional 98,500 shares were available for future option grants under the 2000 Stock Plan.

(vi)      The Company had 300,000 shares of Common Stock reserved for issuance upon exercise of outstanding options granted under the Company’s 2001 Incentive Stock Plan (the “2001 Stock Plan”).  An additional 1,200,000 shares were available for future option grants under the 2001 Stock Plan.

With the exception of the foregoing in this Section 3(b) and the Warrants, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the

Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock.

(c)          Subsidiaries.  The Company does not have any subsidiaries, nor does the Company own any capital stock of, assets comprising the business of, obligations of, or any other interest (including any equity or partnership interest) in, any person or entity.

(d)         Due Authorization.  All corporate actions on the part of the Company necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares, the Warrants and the Warrant Shares being sold under this Agreement have been taken, no further consent or authorization of the Company or the Board of Directors or its stockholders is required (including NASD Marketplace Rule 4350(i)(1)(D)), and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as may be limited by (1) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (2) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

(e)          Valid Issuance of Stock.

(i)             Valid Issuance.  The Purchased Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, and the Warrant Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement and the Warrants, will be duly authorized, validly issued, fully paid and non-assessable free from all taxes, liens, claims, encumbrances with respect to the issuance of such shares and will not be subject to any pre-emptive rights or similar rights.

(ii)          Compliance with Securities Laws.  Subject to the accuracy of the representations made by the Purchasers in Section 4 hereof, the Purchased Shares, the Warrants and the Warrant Shares to be issued upon exercise of the Warrants (assuming no change in applicable law and no unlawful distribution of Purchased Shares, the Warrants or the Warrant Shares by the Purchasers or other parties), will be issued to the Purchasers in compliance with applicable exemptions from (1) the registration and prospectus delivery requirements of the Securities Act and (2) the registration and qualification requirements of all applicable securities laws of the states of the United States.

(f)            Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any federal, state or local governmental authority or self regulatory agency on the part of the Company is required in connection with the issuance of the Purchased Shares or the Warrants to the Purchasers, or the consummation of the other transactions contemplated by this Agreement, except (i) such filings as have been made prior to the date hereof, (ii) the filing of a notification form with the Nasdaq National Market and (iii) such additional post-Closing filings as may be required to comply with applicable state and federal securities laws and the listing requirements of the Nasdaq SmallCap National Market.

(g)         Non-Contravention.  The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including issuance of the Purchased Shares and the Warrants), do not (i) contravene or conflict with the Amended and Restated Certificate of Incorporation or Bylaws of the Company; (ii) constitute a material violation of any provision of any federal, state, local or foreign law, rule, regulation, order or decree binding upon or applicable to the Company; or (iii) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any material benefit to which the Company is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company under, any material contract to which the Company is a party or any material permit, license or similar right relating to the Company or by which the Company may be bound or affected.

(h)         Litigation.  Except as set forth in the SEC Documents (defined in subsection (k) below) or in the Disclosure Letter, there is no action, suit, proceeding, claim, arbitration or investigation (“Action”) pending or, to the Company’s knowledge, threatened in writing: (i) against the Company, its activities, properties or assets, or any officer, director or employee of the Company in connection with such officer’s, director’s or employee’s relationship with, or actions taken on behalf of, the Company, that is reasonably likely to have a Material Adverse Effect on the Company, or (ii) that seeks to prevent, enjoin, alter, challenge or delay the transactions contemplated by this Agreement (including issuance of the Purchased Shares and the Warrants).  The Company is not a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  No Action by the Company is currently pending nor does the Company intend to initiate any Action that is reasonably likely to have a Material Adverse Effect on the Company.

(i)             Compliance with Law and Charter Documents.  The Company is not in violation or default of any provisions of its Amended and Restated Certificate of Incorporation or Bylaws, each as amended.  The Company has complied in all respects and is currently in compliance with all applicable statutes, laws, rules, regulations and orders of the United States of America and all states thereof, foreign countries and other governmental bodies and agencies having jurisdiction over the Company’s business or properties, except for any instance of non-compliance that has not had, and would not reasonably be expected to have, a Material Adverse Effect.

(j)             Material Non-Public Information.  To the Company’s knowledge, it has not provided to the Purchasers any material non-public information other than information related to the transactions contemplated by this Agreement.

(k)          SEC Documents.

(1)          Reports.  The Company has filed in a timely manner all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  The Company has made available to the Purchasers prior to the date hereof copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the “Form 10-K”), its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2003 (the “Form 10-Q”) and its Proxy Statement for its 2003 Annual Meeting of Stockholders (the “Proxy Statement”) filed by the Company with the SEC (the Form 10-K, the Form 10-Q and Proxy Statement are collectively referred to herein as the “SEC Documents”).  Each of the SEC Documents, as of the respective date thereof (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  Each SEC Document, as it may have been subsequently amended by filings made by the Company with the SEC prior to the date hereof, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Document.

(2)          Financial Statements.  The financial statements of the Company in the SEC Documents present fairly, in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the period therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments.

(l)             Absence of Certain Changes Since Balance Sheet Date.  Since September 30, 2003, the business and operations of the Company have been conducted in the ordinary course consistent with past practice, and there has not been:

(i)             any declaration, setting aside or payment of any dividend or other distribution of the assets of the Company with respect to any shares of capital stock of the Company or any repurchase, redemption or other acquisition by the Company or any subsidiary of the Company of any outstanding shares of the Company’s capital stock;

(ii)          any damage, destruction or loss, whether or not covered by insurance, except for such occurrences, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

(iii)       any waiver by the Company of a valuable right or of a material debt owed to it, except for such waivers, individually and collectively, that have not had, and would not reasonably be expected to have, a Material Adverse Effect;

(iv)      any material change or amendment to, or any waiver of any material right under a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes, amendments or waivers that are expressly provided for or disclosed in this Agreement;

(v)         any change by the Company in its accounting principles, methods or practices or in the manner in which it keeps its accounting books and records, except any such change required by a change in GAAP or by the SEC; or

(vi)      any other event or condition of any character, except for such events and conditions that have not resulted, and are not expected to result, either individually or collectively, in a Material Adverse Effect.

(m)       Intellectual Property.  The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other information, which are necessary to conduct its businesses as currently conducted (collectively, “Intellectual Property”), except where the failure to currently own or possess would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.  The Company has not received any written notice of, and has no actual knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intellectual Property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, and to the Company’s knowledge, none of the patent rights owned or licensed by the Company are unenforceable or invalid.

(n)         Registration Rights.  Except as provided in Section 5 herein, effective upon the Closing, the Company is not currently subject to any agreement providing any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the SEC or registered or qualified with any other governmental authority.

(o)         Title to Property and Assets.   The properties and assets of the Company are owned by the Company free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for (i) statutory liens for the payment of current taxes that are not yet delinquent, and (ii) liens, encumbrances and security interests that arise in the ordinary course of business and do not in any material respect affect the properties and assets of the Company.  With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.

(p)         Taxes.  The Company has filed all necessary federal, state, and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency which has been or might be asserted or threatened against it.

(q)         Insurance.  The Company maintains insurance of the types and in the amounts that the Company reasonably believes is prudent and adequate for its business, all of which insurance is in full force and effect.

(r)            General Solicitation.  Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Purchased Shares or the Warrants.

(s)          Registration Statement Matters.  The Company meets the eligibility requirements for use of a Form S-3 Registration Statement for the resale of the Purchased Shares and the Warrant Shares by the Purchasers.  Assuming the completion and timely delivery of the Registration

Statement Questionnaire by each Purchaser to the Company pursuant to Section 4(k) hereof, the Company is not aware of any facts or circumstances that would prohibit or delay the preparation and filing of a registration statement with respect to the Purchased Shares or the Warrant Shares.

(t)            No Integrated Offering.  Neither the Company, nor any Affiliate (as defined in Section 4 below) of the Company, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Purchased Shares and the Warrants to be integrated with prior offerings by the Company for purposes of the Securities Act, any applicable state securities laws or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any national securities exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company take any action or steps that would cause the offering of the Purchased Shares or the Warrants to be integrated with other offerings.

(u)         Nasdaq Listing Matters.  The Common Stock of the Company is registered and listed on the Nasdaq SmallCap National Market under the ticker symbol “PHYX.”  The Company has not received any notice that it is not in compliance with the listing or maintenance requirements of the Nasdaq SmallCap National Market.  The issuance and sale of the Purchased Shares and the Warrants under this Agreement does not contravene the rules and regulations of the Nasdaq SmallCap National Market.

4.              REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE PURCHASERS.  Each Purchaser hereby represents and warrants to the Company, severally and not jointly, and agrees that:

(a)          Organization Good Standing and Qualification.  The Purchaser has all corporate, membership or partnership power and authority required to enter into this Agreement and the other agreements, instruments and documents contemplated hereby, and to consummate the transactions contemplated hereby and thereby.

(b)         Authorization.  The execution of this Agreement has been duly authorized by all necessary corporate, membership or partnership action on the part of the Purchaser.  This Agreement constitutes the Purchaser’s legal, valid and binding obligation, enforceable in accordance with its terms, except (i) as may be limited by (1) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (2) the effect of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

(c)          Litigation.  There is no Action pending to which such Purchaser is a party that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

(d)         Purchase for Own Account.  The Purchased Shares, the Warrants and the Warrant Shares are being acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities

Act.  The Purchaser also represents that it has not been formed for the specific purpose of acquiring the Purchased Shares, the Warrants or the Warrant Shares.

(e)          Investment Experience.  The Purchaser understands that the purchase of the Purchased Shares, the Warrants and the Warrant Shares involves substantial risk.  The Purchaser has experience as an investor in securities of companies and acknowledges that it can bear the economic risk of its investment in the Purchased Shares, the Warrants and the Warrant Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Purchased Shares, the Warrants and the Warrant Shares and protecting its own interests in connection with this investment.

(f)            Accredited Purchaser Status.  The Purchaser is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(g)         Reliance Upon Purchaser’s Representations.  The Purchaser understands that the issuance and sale of the Purchased Shares, the Warrants and the Warrant Shares to it will not be registered under the Securities Act on the ground that such issuance and sale will be exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is based on each Purchaser’s representations set forth herein.

(h)         Receipt of Information.  The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Purchased Shares, the Warrants and the Warrant Shares, and the business, properties, prospects and financial condition of the Company and to obtain any additional information requested, and the Purchaser has received and considered all information it deems relevant to make an informed decision to purchase the Purchased Shares, the Warrants and the Warrant Shares.

(i)             Restricted Securities.  The Purchaser understands that the Purchased Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act and it will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Purchased Shares, the Warrants and the Warrant Shares unless (i) pursuant to an effective registration statement under the Securities Act, (ii) such Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a sale, assignment or transfer of the Purchased Shares, the Warrants or the Warrant Shares may be made without registration under the Securities Act and the transferee agrees to be bound by the terms and conditions of this Agreement, or (iii) such Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such securities can be sold pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), or (iv) pursuant to Rule 144(k) following the applicable holding period.  Notwithstanding anything to the contrary contained in this Agreement, including but not limited to in Section 5(b)(i) below, the Purchaser may transfer (without restriction and without the need for an opinion of counsel) the Purchased Shares, the Warrants and the Warrant Shares to its Affiliates (as hereinafter defined) provided that any such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement.

(j)             Legends.  The Purchaser agrees that the certificates for the Purchased Shares, the Warrants and the Warrant Shares shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATE LAWS AND RULES.”

In addition, the Purchaser agrees that the Company may place stop transfer orders with its transfer agents with respect to such certificates in order to implement the restrictions on transfer set forth in this Agreement.  The appropriate portion of the legend and the stop transfer orders will be removed promptly upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such legend or stop orders are not required to ensure compliance with the Securities Act.

(k)          Questionnaires.  The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II (collectively, the “Questionnaires”), for use in preparation of the Registration Statement (as defined in Section 5(a)(ii) below), and the answers to such Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchasers shall be entitled to update such information by providing written notice thereof to the Company before the effective date of such Registration Statement.

(l)             Restrictions on Short Sales.  The Purchaser represents and warrants that, during the period beginning on the date on which such Purchaser was contacted regarding a transaction contemplated by this Agreement and ending on the Closing Date, neither it nor any Affiliate (as defined below) of such Purchaser has engaged in any “short sales”(as such term is defined in Rule 3b-3 promulgated under the Exchange Act) of the Company’s Common Stock.  The Purchaser further agrees that neither Purchaser nor any Affiliate of such Purchaser shall engage in any “short sales” of the Company’s Common Stock on or before the fifth (5) business day following the Closing Date.  The restrictions in this Section 4(l) shall not apply to any Affiliate of the Purchaser to the extent that such Affiliate is acting in the capacity of a broker-dealer executing unsolicited third party transactions.

(m)       No Legal, Tax or Investment Advice.  The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase of the Purchased Shares, Warrants and Warrant Shares constitutes legal, tax or investment advice.  The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Purchased Shares, Warrants and Warrant Shares.

For the purposes of this Agreement, an “Affiliate” of any specified Purchaser or the Company means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Purchaser or the Company, as the case may be.  For the purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

5.              FORM D FILING; REGISTRATION; COMPLIANCE WITH THE SECURITIES ACT.

(a)          Form D Filing; Registration of Purchased Shares and the Warrant Shares.  The Company hereby agrees that it shall:

(i)             file in a timely manner a Form D relating to the sale of the Purchased Shares under this Agreement, pursuant to Regulation D promulgated under the Securities Act;

(ii)          prepare and file with the SEC as soon as practicable and in no event later than thirty (30) days following the Closing, a registration statement on Form S-3 (the “Registration Statement”), to enable the resale of the Purchased Shares and the Warrant Shares (collectively, the “Registrable Shares”, including any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Purchased Shares or the Warrant Shares) by the Purchasers from time to time on the Nasdaq SmallCap National Market and use all commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as possible after filing, but in any event, within ninety (90) days after the Closing Date and to remain continuously effective until the earlier of (1) the second anniversary of the effective date of the Registration Statement, (2) the date on which all Registrable Shares purchased by the Purchasers pursuant to this Agreement have been sold thereunder and (3) the date on which the Registrable Shares can be sold by non-affiliates of the Company pursuant to Rule 144(k) promulgated under the Securities Act (the “Registration Period”).  In the event that the Company does meet the requirements for the use of Form S-3, the Company shall use such other form as is available for such a registration, and shall convert such other form to Form S-3, or file a replacement registration statement on Form S-3, promptly after the first date on which it meets such requirements;

(iii)       prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective at all times until the end of the Registration Period;

(iv)      furnish to the Purchasers with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of any prospectus in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Purchasers;

(v)         use its commercially reasonable efforts to file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchasers; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(vi)      use its commercially reasonable efforts to cause the Registrable Shares to be listed on the Nasdaq SmallCap National Market on the date on which the Registration Statement is declared effective;

(vii)   promptly notify the Purchasers in writing when the Registration Statement has been declared effective;

(viii)          promptly notify the Purchasers in writing of the existence of any fact or the happening of any event, during the Registration Period (but not as to the substance of any such fact or event), that makes any statement of a material fact made in the Registration Statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the prospectus in order to make the statements therein not misleading (provided, however, that no notice by the Company shall be required pursuant to this subsection (viii) in the event that the Company either contemporaneously files a prospectus supplement to update the prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information with respect to such material event that results in such Registration Statement no longer containing any such untrue or misleading statements);

(ix)        furnish to each Purchaser upon written request, from the date of this Agreement until the end of the Registration Period, one copy of its periodic reports filed with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder;

(x)           bear all expenses in connection with the procedures described in paragraphs (i) through (vii) of this Section 5(a) and the registration of the Registrable Shares pursuant to the Registration Statement other than fees and expenses, if any, of legal counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 5(a) with respect to Registrable Shares held by a Purchaser that such Purchaser shall timely furnish to the Company a completed Registration Statement Questionnaire on or before the Closing Date and such other written information regarding itself, the Registrable Shares to be sold by such Purchaser, and the intended method of disposition of the Registrable Shares as shall be required to effect the registration of the Registrable Shares.

(b)         Liquidated Damages.

(i)             Delay in Effectiveness of Registration Statement.  In the event that the Registration Statement is not declared effective by the date that is ninety (90) days following the

Closing Date or, in the event of a review of the Registration Statement by the SEC, one hundred twenty (120) days following the Closing Date, the Company shall pay to each Purchaser liquidated damages in an amount equal to one percent (1%) per month (for each thirty (30) day period that the Registration Statement has not been declared effective) of the total purchase price of the Purchased Shares purchased by such Purchaser pursuant to this Agreement payable, at the election of the Company, (1) in cash or (2) in that number of shares of Common Stock equal to the amount owed in liquidated damages under this Section 5(b)(i) divided by the Purchase Price (rounding up to the nearest whole share).

(ii)          The Company shall include in the Registration Statement any additional shares of Common Stock issued by the Company under this Section 5(b).

(c)          Transfer of Registrable Shares After Registration; Suspension.

(i)             The Purchasers agree that they will not offer to sell or make any sale, assignment, pledge, hypothecation or other transfer with respect to the Registrable Shares that would constitute a sale within the meaning of the Securities Act except pursuant to either (1) the Registration Statement, (2) Rule 144 of the Securities Act or (3) any other exemption from registration under the Securities Act, and that they will promptly notify the Company of any changes in the information set forth in the Registration Statement after it is prepared regarding the Purchaser or its plan of distribution to the extent required by applicable law.

(ii)          In addition to any suspension rights under paragraph (iii) below, the Company, upon the happening of any pending corporate development, public filing with the SEC or similar event, that, in the judgment of Company’s Board of Directors, renders it advisable to suspend use of the prospectus, may, for no more than ninety (90) days in the aggregate, suspend use of the prospectus, on written notice to each Purchaser (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), in which case each Purchaser shall discontinue disposition of Registrable Shares covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Purchasers or until the Purchasers are advised in writing by the Company that sales of Registrable Shares under the applicable prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.  The suspension and notice thereof described in this Section 5(c)(ii) shall be held in strictest confidence and shall not be disclosed by the Purchasers.  The Company may not utilize the suspension described in this Section 5(c)(ii) more than two (2) times in the aggregate.

(iii)       Subject to paragraph (iv) below, in the event of: (1) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information, (2) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (3) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, or

(4) any event or circumstance which necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a certificate in writing to the Purchasers (the “Suspension Notice”) to the effect of the foregoing (which notice will not disclose the content of any material non-public information and will indicate the date of the beginning and end of the intended period of suspension, if known), and, upon receipt of such Suspension Notice, the Purchasers will discontinue disposition of Registrable Shares covered by to the Registration Statement or prospectus (a “Suspension”) until the Purchasers’ receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until the Purchasers are advised in writing by the Company that the current prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus.  In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as possible after delivery of a Suspension Notice to the Purchasers.  The Suspension and Suspension Notice described in this Section 5(c)(iii) shall be held in strictest confidence and shall not be disclosed by the Purchasers.

(iv)      Provided that a Suspension is not then in effect, the Purchasers may sell Registrable Shares under the Registration Statement, provided that the selling Purchaser arranges for delivery of a current prospectus to the transferee of such Registrable Shares to the extent such delivery is required by applicable law.

(v)         In the event of a sale of Registrable Shares by a Purchaser, such Purchaser must also deliver to the Company’s transfer agent, with a copy to the Company, a certificate of subsequent sale reasonably satisfactory to the Company, so that ownership of the Registrable Shares may be properly transferred.  The Company will cooperate to facilitate the timely preparation and delivery of certificates (unless otherwise required by applicable law) representing Registrable Shares sold.

(d)         Indemnification.  For the purpose of this Section 5(d), the term “Registration Statement” shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 5(a).

(i)             Indemnification by the Company.  The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act, to the fullest extent permitted by law, against any and all losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling person may become subject, under the Securities Act, the, Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon (1) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement, (2) the failure of such Purchaser to comply with the covenants and agreements contained in this Agreement respecting resale of the Purchased Shares, the Warrants and the Warrant Shares, or (3) any untrue statement or omission of a material fact required to make such statement not misleading in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

(ii)          Indemnification by the Purchaser.  Each Purchaser will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, its directors, its officers who signed the Registration Statement and any controlling persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (1) any failure on the part of such Purchaser to comply with the covenants and agreements contained in this Agreement respecting the sale of the Purchased Shares, the Warrants and the Warrant Shares or (2) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement,  in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and the Purchaser will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement, and any controlling persons for any legal and other expense reasonably incurred by the Company, its directors, its officers who signed the Registration Statement, and any controlling persons, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission with respect to which the Purchaser has delivered to the Company in writing a correction before the occurrence of the event from which such loss was incurred.  Notwithstanding the provisions of this Section 5(d), the Purchaser shall not be liable for any indemnification obligation under this

Agreement in excess of the aggregate amount of net proceeds received by the Purchaser from the sale of the Registrable Shares pursuant to the Registration Statement.

(iii)       Indemnification Procedure.

(1)          Promptly after receipt by an indemnified party under this Section 5(d) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 5(d), promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 5(d) or otherwise, to the extent it is not prejudiced as a result of such failure.

(2)          In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 5(d) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

a)              the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, representing all of the indemnified parties who are parties to such action); or

b)             the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action against the indemnified party, in each of which cases the reasonable fees and expenses of counsel for the indemnified party shall be at the expense of the indemnifying party.

(iv)      Contribution.  If the indemnification provided for in this Section 5(d) is required by its terms but is for any reason held to be unavailable to, or is otherwise insufficient to hold harmless, an indemnified party under this Section 5(d) with respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement:

(1)          in such proportion as is appropriate to reflect the relative faults of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, or

(2)          if the allocation provided by clause (1) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative faults referred to in clause (1) above but the relative benefits received by the Company and the Purchaser from the placement of the Registrable Shares.

The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount to which the consideration paid by such Purchaser to the Company pursuant to this Agreement for the Registrable Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount such Purchaser paid for the Registrable Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale.  The relative fault of the Company and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate material fact relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(d)(ii), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.  The provisions set forth in Section 5(d)(iii) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 5(d)(iv); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 5(d)(iii) for purposes of indemnification.  The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 5(d)(iv) were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.  Notwithstanding the provisions of this Section 5(d)(iv), no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  The Purchasers’ obligations to contribute pursuant to this Section 5(d)(iv) are several and not joint.

(e)          Rule 144 Information.  For two years after the date of this Agreement, the Company shall file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and shall take such further action to the extent required to enable the Purchasers to sell the Purchased Shares and the Warrant Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

(f)            Stockholder Vote.  As soon as reasonably practicable after the Closing, but no later than the 2004 annual meeting of the stockholders of the Company, the Company shall undertake to solicit the approval of its stockholders with respect to the beneficial ownership of any Purchaser that may exceed twenty percent (20%) of the Outstanding Shares and the Outstanding Voting Shares due to the transactions contemplated by this Agreement, in accordance with the rules and regulations of the Nasdaq Stock Market, which approval will be recommended by the Company’s Board of Directors.

6.              ADVISORY FEE.  The Purchasers acknowledge that the Company intends to pay to Roth Capital Partners, LLC and Musket Research Associates (collectively, the “Financial Advisors”) a fee in respect of the sale of the Purchased Shares and the Warrants.  Each of the parties to this Agreement hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Purchased Shares and the Warrants to the Purchasers.  The Company shall indemnify and hold harmless the Purchasers from and against all fees, commissions or other payments owing by the Company to the Financial Advisors or any other person or firm acting on behalf of the Company hereunder.

7.              CONDITIONS TO THE PURCHASER’S OBLIGATIONS AT CLOSING.  The obligations of the Purchasers under Section 1(b) of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a)          Representations and Warranties True.  Each of the representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing, except as set forth in the Disclosure Letter or the SEC Documents, with the same effect as though such representations and warranties had been made as of the Closing.

(b)         Performance.  The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c)          Compliance Certificate.  The Company will have delivered to the Purchasers a certificate signed on its behalf by its Chief Executive Officer or Chief Financial Officer certifying that the conditions specified in Sections 7(a) and 7(b) hereof have been fulfilled.

(d)         Agreement.  The Company shall have executed and delivered to the Purchasers this Agreement.

(e)          Securities Exemptions.  The offer and sale of the Purchased Shares and the Warrants to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

(f)            No Suspension of Trading or Listing of Common Stock.  The Common Stock of the Company (i) shall be designated for quotation or listed on the Nasdaq SmallCap National Market and (ii) shall not have been suspended from trading on the Nasdaq SmallCap National Market.

(g)         Good Standing Certificates.  The Company shall have delivered to the Purchasers a certificate of the Secretary of State of the State of Delaware, dated as of a date within five (5) days of the date of the Closing, with respect to the good standing of the Company.

(h)         Secretary’s Certificate.  The Company shall have delivered to the Purchasers a certificate of the Company executed by the Company’s Secretary or Assistant Secretary attaching and certifying to the truth and correctness of (1) the Company’s Amended and Restated Certificate of Incorporation, (2) the Company’s Bylaws and (3) the resolutions adopted by the Company’s Board of Directors in connection with the transactions contemplated by this Agreement.

(i)             Opinion of Company Counsel.  The Purchasers will have received an opinion on behalf of the Company, dated as of the date of the Closing, from Wilson, Sonsini, Goodrich & Rosati, counsel to the Company, in the form attached as Exhibit D.

(j)             No Statute or Rule Challenging Transaction.  No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

(k)          Other Actions.  The Company shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Purchasers in connection with the transactions contemplated hereby.

8.              CONDITIONS TO THE COMPANY’S OBLIGATIONS AT CLOSING.  The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

(a)          Representations and Warranties True.  The representations and warranties of the Purchasers contained in Section 4 shall be true and correct in all material respects on and as of the date hereof and on and as of the date of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

(b)         Performance.  The Purchasers shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c)          Agreement.  The Purchasers shall have executed and delivered to the Company this Agreement (and Appendices I and II hereto).

(d)         Securities Exemptions.  The offer and sale of the Purchased Shares and the Warrants to the Purchasers pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

(e)          Payment of Purchase Price.  The Purchasers shall have delivered to the Company by wire transfer of immediately available funds, full payment of the Purchase Price for the Purchased Shares as specified in Section 1(b).

(f)            Other Actions.  The Purchasers shall have executed such certificates, agreements, instruments and other documents, and taken such other actions as shall be customary or reasonably requested by the Company in connection with the transactions contemplated hereby.

(g)         No Statute or Rule Challenging Transaction.  No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

9.              MISCELLANEOUS.

(a)          Successors and Assigns.  The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the total aggregate number of Purchased Shares then outstanding (excluding any shares sold to the public pursuant to Rule 144 or otherwise).  Any Purchaser may assign its rights under this Agreement to any person to whom the Purchaser assigns or transfers any Purchased Shares, provided that such transferee agrees in writing to be bound by the terms and provisions of this Agreement, and such transfer is in compliance with the terms and provisions of this Agreement and permitted by federal and state securities laws.

(b)         Governing Law.  This Agreement will be governed by and construed under the internal laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c)          Survival.  The representations and warranties of the Company and the Purchasers contained in Sections 3 and 4 of this Agreement shall survive until the first (1st) anniversary of the Closing Date.

(d)         Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(e)          Headings.  The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.  All references in this Agreement to sections, paragraphs, exhibits and schedules will, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by reference.

(f)            Notices.  Any notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered (i) personally by hand or by courier, (ii) mailed by United States first-class mail, postage prepaid or (iii) sent by facsimile directed (A) if to the Purchaser, at the Purchaser’s address or facsimile number set forth on Exhibit A to this Agreement, or at such address or facsimile number as the Purchaser may designate by giving at least ten (10) days’ advance written notice to the Company or (b) if to the Company, to its address or facsimile number set forth below, or at such other address or facsimile number as the Company may designate by giving at least ten (10) days’ advance written notice to the Purchaser.  All such notices and other communications shall be deemed given upon (i) receipt or refusal of receipt, if delivered personally, (ii) three days after being placed in the mail, if mailed, or (iii) confirmation of facsimile transfer, if faxed.

The address of the Company for the purpose of this Section 9(f) is as follows:

Physiometrix, Inc.

Five Billerica Park101 Billerica Ave,

N. Billerica, MA  01862

(978) 670-2422

Attention:  Daniel Muehl, Chief Financial Officer

with a copy to:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA  94304

(650) 493-9300

(650) 493-6811/fax

Attention:  Christopher Mitchell, Esq.

(g)         Amendments and Waivers.  This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Purchased Shares representing at least a majority of the total aggregate number of Purchased Shares then outstanding (excluding any shares sold to the public pursuant to Rule 144 or otherwise).  Any amendment or waiver effected in accordance with this Section 9(f) will be binding upon the Purchasers, the Company and their respective successors and assigns.

(h)         Severability.  If any provision of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

(i)             Entire Agreement.  This Agreement, together with all exhibits and schedules hereto and thereto constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

(j)             Further Assurances.  From and after the date of this Agreement, upon the request of the Company or the Purchasers, the Company and the Purchasers will execute and deliver such instruments, documents or other writings, and take such other actions, as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

(k)          Meaning of Include and Including.  Whenever in this Agreement the word “include” or “including” is used, it shall be deemed to mean “include, without limitation” or “including, without limitation,” as the case may be, and the language following “include” or “including” shall not be deemed to set forth an exhaustive list.

(l)             Fees, Costs and Expenses.  Except as otherwise provided for in this Agreement, all fees, costs and expenses (including attorneys’ fees and expenses) incurred by any party hereto in connection with the preparation, negotiation and execution of this Agreement and the exhibits and schedules hereto and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party.

(m)       8-K Filing and Publicity.  On or before the second business day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and attaching this Agreement and the press release referred to below as exhibits to such filing (the “8-K Filing” including all attachments).  Neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated by this Agreement; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations.

(n)         Stock Splits, Dividends and other Similar Events.  The provisions of this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend, reorganization or other similar event that may occur with respect to the Company after the date hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Common Stock Purchase Agreement as of the date and year first above written.

PHYSIOMETRIX, INC.

By:

Name: Daniel Muehl

Title: Vice President and Chief Financial Officer

Physiometrix, Inc.
Five Billerica Park101 Billerica Ave,
N. Billerica, MA 01862
(978) 670-2422

[PURCHASER SIGNATURE PAGES TO FOLLOW]

SIGNATURE PAGE TO

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

DATED AS OF DECEMBER 2, 2003

BY AND AMONG

PHYSIOMETRIX, INC.

AND EACH PURCHASER NAMED THEREIN

The undersigned hereby executes and delivers to PHYSIOMETRIX, Inc. the Common Stock and Warrant Purchase Agreement (the “Agreement”) to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Number of Purchased Shares:

[PURCHASER]

Signature:

Name:

Title:

Address:

Tax ID Number:

Exhibit A

SCHEDULE OF PURCHASERS

Name and Address	Number of Purchased Shares	Share Purchase Price	Number of Warrant Shares	Warrant Purchase Price	Aggregate Purchase Price

TOTAL

Exhibit B-1

Form of A Warrant

2

Exhibit B-2

Form of B Warrant

3

Exhibit C

Disclosure Letter

4

[Exhibit D

Form of Legal Opinion of
Wilson Sonsini Goodrich & Rosati]

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APPENDIX I

PHYSIOMETRIX, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 4 of the Agreement, please provide us with the following information:

1.                                      The exact name that your Purchased Shares are to be registered in (this is the name that will appear on your stock certificate(s)).  You may use a nominee name if appropriate:

2.                                      The relationship between the Purchaser of the Purchased Shares and the Registered Holder listed in response to item 1 above:

3.                                      The mailing address of the Registered Holder listed in response to item 1 above:

4.                                      The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

APPENDIX II

PHYSIOMETRIX, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

A.                                   Part I

In connection with the preparation of the Registration Statement, please provide us with the following information:

1.                                      Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

2.                                      Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

3.                                      Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐  Yes          ☐  No

If yes, please indicate the nature of any such relationships below:

B.                                     Part II

Pursuant to Section 4 of the Agreement, please provide us with the following information, and we will use your responses to qualify you for purposes of federal and state securities laws:

PHYSIOMETRIX, INC.

INVESTOR SUITABILITY QUESTIONNAIRE

ALL INFORMATION FURNISHED IN COMPLETING THIS

QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY

I.                                         STATUS AS ACCREDITED INVESTOR

Please confirm whether or not the investor is an “accredited investor” as defined under the Securities Act of 1933, as amended {CHECK ONE BOX AS APPLICABLE}:

The undersigned investor:                                                   ☐ IS an accredited investor, by means of the exemption or exemptions listed below; or

☐ IS NOT an accredited investor.

If you indicated that you are an accredited investor, please check all applicable boxes to indicate the exemption qualifying you as an accredited investor, as provided in Rule 501(a) under the Securities Act of 1933, as amended

Individual Investors

☐                                    A director or executive officer of the Company;

☐                                    a person whose individual net worth (or joint net worth with spouse) exceeds $1 million;

☐                                    a person who had an individual income in excess of $200,000 in each of the two most recent years (or joint income with spouse in excess of $300,000 in each of such years) and has a reasonable expectation of reaching the same income level in the current year.

Non-Individual Investors

☐                                    a corporation, organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

☐                                    a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives];

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☐                                    a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐                                    an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐                                    a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐                                    an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐                                    an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

☐                                    a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.

☐                                    Other.  Describe:

II.                                     RESIDENCE INFORMATION

Individual Investors:

(a)  Please indicate each state in which you maintained your principal residence during the past three years and the dates during which you resided in each state.

(b)  Please indicate each state in which you are registered to vote, have a current driver’s license or maintain a residence:

Non-Individual Investors:

Please indicate the jurisdiction in which the entity is chartered and the jurisdiction in which it maintains its principal offices:

III.                                 INVESTMENT REPRESENTATION

Are you purchasing the securities offered for your own account and for investment purposes only?

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Yes ☐          No ☐

If no, please state for whom you are investing and/or the reason for investing.

IV.                                NON-ACCREDITED INDIVIDUAL INVESTORS

Each proposed individual investor that is not an “accredited investor” as provided above must complete the following additional information.

Business Information

Occupation:

Number of Years:

Present Employer:

Position/Title:

Income and Net Worth

Please indicate the approximate net income of you and your spouse for each of the last two years and expected income for this year:

2003: $

2002: $

2001: $

Please indicate your current net worth, together with the net worth of your spouse:$

Education

Please describe your educational background and degrees obtained, if any.

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Relationship with Company

Please describe any pre-existing personal or business relationship between you and the Company or any of its officers, directors or controlling persons, including the nature and duration of such relationship.

Business and Investing Experience

Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

V.                                    SIGNATURE

The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.  The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed  at                      , on                  , 2003.

(Signature)

(Title if for Entity)

IF THE INVESTMENT WILL BE MADE BY MORE THAN ONE PERSON OR ENTITY, WHETHER OR NOT AFFILIATED, PLEASE COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.

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